Exhibit 10.5

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made as of March 27, 2006 by and among R&G Financial Corporation, a Puerto Rico corporation (“RGF”), R&G Acquisition Holdings Corporation, a Florida corporation (“RAC”, together with RGF, the “Companies”), and the investors listed on Schedule A hereto (the “Schedule of Investors”), who are each referred to herein as an “Investor” and collectively, as the “Investors”. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof and any capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement dated as of the date hereof among RGF, RAC and the Investors.

The parties hereto agree as follows:

1. Registration of Securities.

(a) Eligibility for Registration. RGF shall use its commercially reasonable best efforts to become current in its financial reporting obligations under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to remain current in such financial reporting obligations so that RGF is eligible to register for resale on a registration statement on Securities and Exchange Commission (“SEC”) Form S-3 (“Form S-3”) under the Securities Act of 1933 (the “Securities Act”), the RGF Warrants, the Warrant Shares, the Purchase Rights and the shares (the “Additional Shares”) issued pursuant to the Additional Purchase Rights Investment Agreement.

(b) Form S-3 Registration. RGF shall use its commercially reasonable best efforts to have the Form S-3 used to register for resale the RGF Warrants and the Warrant Shares to become effective within ninety (90) days after the date on which RGF is eligible to use the Form S-3 for such resales and RGF shall use its commercially reasonable best efforts to maintain the effectiveness of such registration statement available for resale of any such RGF Common Stock held by the Investors, as provided herein.

(c) Purchase Rights Registration. RGF shall use its commercially reasonable best efforts to have a Form S-3 registering the Purchase Rights and the Additional Shares effective on the fifth anniversary of the Closing.

(d) Ineligibility of RGF to Register. In the event that RGF is unable to fulfill its obligations pursuant to any Request for Registration (as defined below), upon demand by the Investors: (i) RAC shall, and RGF shall cause RAC to, register for the Investors, on the available and eligible SEC registration form, the RAC Series A Preferred Stock within 90 days after the fifth (5th) anniversary of the Closing, and any other Securities or equity interests obtained through the exchange or conversion of such Securities in accordance with this Agreement; and (ii) to the extent shares of RAC Series A Preferred Stock have been exchanged for shares of R-G Crown Bank, F.S.B. (“Crown Bank”) preferred stock (“Crown Preferred Shares”) having similar terms as contemplated by the Securities Purchase Agreement, RAC will cause Crown Bank to register for the Investors, on the available and eligible registration form of the Office of Thrift Supervision (“OTS”), the Crown Preferred Shares within 90 days after the fifth (5th) anniversary of the Closing, and any other Securities or equity interests obtained through the exchange or conversion of such Crown Preferred Shares.

2. Request for Registrations.

(a) Requests for Registrations. If RGF or RAC, as the case may be, shall receive from an Investor (an “Initiating Investor”) at any time on or after the fifth (5th) anniversary of the Closing and prior to the tenth (10th) anniversary of the Closing a written request that RGF or RAC, as the case may be, effect any registration with respect to all or at least one-sixth of the outstanding securities of any type of the Registrable Securities (a “Request for Registration”), RGF or RAC, as the case may be, will (i) promptly give written notice of the proposed registration, qualification or compliance to all other Investors; and (ii) use its commercially reasonable best efforts as soon as practicable to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, supplements and free-writing prospectuses appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investor or Investors joining in such request as are specified in a written request received by RGF or RAC, as the case may be, within ten (10) business days after written notice from RGF or RAC, as the case may be, is given under Section 2(a)(i) above. RGF shall not be obligated to file more than three registration statements at its own expense with the SEC or one registration statement or similar filing with the OTS at its own expense pursuant to this Agreement. RGF shall not be obligated to file more than one registration statement with the SEC in any twelve month period, provided however, this limitation shall not apply to registration statements filed as a result of a deferral under Section 6.1 of the Additional Purchase Rights Investment Agreement.

(b) Underwriting. If the Initiating Investors intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise RGF or RAC, as the case may be, as a part of their request made pursuant to Section 2(a). If other Investors request inclusion in any such registration, the Initiating Investors shall offer to include the Securities of such other Investors in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Initiating Investors whose shares are to be included in such registration and RGF or RAC, as the case may be, shall (together with all other Investors proposing to distribute their Securities through such underwriting) enter into underwriting and related agreements in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Investors and reasonably acceptable to RGF or RAC, as the case may be. Such underwriting agreement will contain such customary representations and warranties by RGF and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution, opinions of counsel and accountants’ consents and comfort letters, and the representations and warranties by, and the other agreements on the part of RGF or RAC, as the case may be, to and for the benefit of such underwriters shall also be made to and for the benefit of the Investors. RGF or RAC, as the case may be, shall cooperate fully with the Investors and the underwriters in connection with any underwritten offering. Notwithstanding any other provision of this Section 2(c), if the representative of the underwriters advises the Investors in writing that marketing factors require a limitation on the number of shares to be underwritten, the Securities of RGF, RAC or Crown Bank, as the case may be, held by Investors other than the Initiating Investors, shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Investor shall be reduced on a pro rata basis (based on the number of shares held by such Investor), by such minimum number of shares as is necessary to comply with such request; provided, that there shall be no reduction in the number of shares included in the registration by any Initiating Investors until all shares of the Investors, other than the Initiating Investors have been excluded from such registration. No Registrable Securities or any other Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Investor, other than the Initiating Investor, who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to RGF or RAC, as the case may be, the underwriter and the Initiating Investor. The Securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other Securities to be underwritten, RGF’s or RAC’s, as the case may be, officers and directors may include its or their Securities for its or their own account in such registration if the representative of the underwriters so agrees and if the number of Registrable Securities and other Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(c) Application to other Equity. The registration statement(s) filed pursuant to the request of the Investors shall include all other Securities of RGF, RAC or Crown Bank, as the case may be, held by the Investors, provided such securities may be registered under this Agreement.

(d) Notwithstanding the foregoing, if RGF or RAC, as the case may be, shall furnish to the Initiating Investor or other Investors requesting a registration statement pursuant to Section 2(a), a certificate signed by an independent majority of the Board of Directors of RGF or RAC, as the case may be, stating that in the good faith judgment of its Board of Directors it would be materially adverse to it and its securityholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, RGF or RAC, as the case may be, shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after the receipt of the request of the Initiating Investor.

3. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, RGF or RAC, as the case may be, shall use its commercially reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, RGF or RAC, as the case may be, shall as soon as reasonably practicable:

(a) notify in writing the Investors of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities registered thereunder have been sold and to keep available for delivery upon the resale of Registrable Securities, a prospectus that meets the requirements of Section 10 of the Securities Act and such “free writing prospectuses” as may be required by the rules of the SEC or underwriters at all times thereafter as may be required by the Securities Act, and to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(b) furnish to each Investor selling Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(c) use commercially reasonable best efforts to register, qualify, or exempt such Registrable Securities under such other Securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that neither RGF nor RAC shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction); and provided, further, that the Investors shall be responsible for the blue sky registration fees and expenses associated with any registrations conducted by RAC or Crown Bank;

(d) promptly notify in writing each Investor selling such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, whereupon no Investor shall use such prospectus, and, at the request of the selling Investors, RGF shall promptly prepare and furnish to each such Investor a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(e) cause all shares of RGF Class B Common Stock that are Registrable Securities to be listed on the NYSE or such securities exchange or market on which shares of RGF Class B Common Stock are then listed or traded and, if RGF Securities are not so listed or traded, to use its commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as an NYSE (or such other securities exchange’s or NASDAQ) security or, failing that, to secure NYSE or such other securities exchange’s or NASDAQ’s authorization for listing or trading such Registrable Securities; and

(f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

4. Registration Expenses.

(a) Subject to Section 4(b) below, all expenses incident to RGF’s or RAC’s, as the case may be, performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with Securities or blue sky laws, printing expenses, reasonable travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for RGF or RAC, as the case may be, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the National Association of Securities Dealers, Inc. (in each case, excluding discounts and commissions which shall be paid by the Investors), and other persons retained by RGF or RAC (all such expenses being herein called “Registration Expenses”), as applicable, shall be borne by RGF or RAC, as the case may be, subject to the limitations set forth in the second to last sentence in Section 2(a) hereof. In all cases, RGF and RAC shall pay their internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the Securities to be registered on each Securities exchange or NASDAQ, as provided by Section 3(e) above.

(b) In connection with each Request for Registration, RGF and RAC shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c) To the extent Registration Expenses are not required to be paid by RGF or RAC, as the case may be, each holder of Registrable Securities hereunder shall pay those Registration Expenses allocable to the registration of such holder’s Registrable Securities so included, and any Registration Expenses not so allocable, including such holder’s pro rata share of any underwriting discounts or commissions, shall be borne by all sellers of Registrable Securities in proportion to the aggregate selling price of the Securities to be so registered.

5. Indemnification.

(a) RGF and RAC each agree to indemnify and hold harmless, to the fullest extent permitted by law, each Investor holding Registrable Securities, its officers, directors, agents, and employees, and each person who controls such Investor causing the registration of the Registrable Securities pursuant to this Agreement (within the meaning of Section 15 of the Securities Act or Section 20(a) of the 1934 Act) against all losses, claims, demands, damages, liabilities, and expenses (or actions, investigations or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorneys’ fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to any untrue or alleged untrue statement of material fact contained in (i) (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or written communication (in this Section 5, collectively called an “application”) executed by or on behalf of RGF or RAC or any other document prepared by or with the assistance of RGF or RAC or based upon written information furnished by or on behalf of RGF or RAC that is filed in any jurisdiction in order to qualify any Securities covered by such registration under the “blue sky” or Securities laws thereof or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and RGF and RAC will reimburse such holder and each such director, officer, and controlling person for any reasonable legal or any other reasonable expenses incurred by them in connection with investigating, defending or settling any such Losses; provided that RGF and RAC shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to (1) any untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, or any other document prepared by or with the assistance of RGF or RAC in reliance upon, and in conformity with, written information prepared and furnished in writing to RGF or RAC or the underwriters by such Investor expressly for use therein or (2) by such holder’s failure to deliver a copy of the registration statement, preliminary prospectus, or prospectus or any amendments or supplements thereto, as required by applicable law to be delivered after RGF or RAC has furnished such Investor with a sufficient number of copies of the same. In connection with an underwritten offering, RGF or RAC shall indemnify such underwriters, their officers, employees and directors, and each person who controls such underwriters (within the meaning of the Securities Act or the 1934 Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which an Investor holding Registrable Securities is participating, each such participating Investor, severally and not jointly, will furnish to RGF or RAC in writing such information as RGF reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless RGF and its respective officers, directors, agents, and employees, and each other person who controls RGF (within the meaning of the Section 15 of the Securities Act or Section 20(a) of the 1934 Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information prepared and furnished to RGF by such Investor expressly for use therein, and such holder will reimburse RGF and each such other indemnified party for any reasonable legal or any other reasonable expenses incurred by them in connection with investigating, defending or settling any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld); provided, such settlement irrevocably and unconditionally releases the indemnifying party from all claims and Losses related to, resulting from or giving rise to such claims or Losses covered by such settlement. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling person of such indemnified party and shall survive the transfer of Securities.

(e) If the indemnification provided for in this Section is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any Losses referred to therein (other than by reasons of the exception above), or is insufficient to indemnify a party indemnified hereunder, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the indemnifying party on the one hand and of the indemnified party on the other in connection with the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by RGF or RAC, as applicable, on the one hand and the Investors selling Registrable Securities in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to RGF or RAC, as applicable, bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of RGF or RAC, as applicable, on the one hand and of the Investors selling Registrable Securities in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by RGF or RAC, as applicable, or by the Investors selling Registrable Securities in the registration statement and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(f) RGF, RAC and the Investors selling Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if such indemnified parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5(e). The amount paid or payable by an indemnified party as a result of the Losses referred to in this Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or settling any such action or claim. Notwithstanding the provisions of Section 5(e), no Investor selling Registrable Securities shall be required to contribute pursuant to Section 5(e) any amount in excess of the net proceeds received by such Investor from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Participation in Underwritten Registrations.

(a) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor’s Securities on the basis provided in any underwriting arrangements containing customary terms and condition and reasonably acceptable to RGF or RAC, as the case may be (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)) and to the Investors (with respect to their duties and obligations), provided that no Investor will be required to sell more than the number of Registrable Securities that such Investor has requested RGF or RAC, as the case may be, to include in any registration, and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting and lock-up agreements, and makes any required representations and warranties under the underwriting agreement and other documents customarily required under the terms of such underwriting arrangements; provided that no Investor included in any underwritten registration shall be required to make any representations or warranties to RGF or RAC, as applicable, or the underwriters (other than representations and warranties regarding such Investor and such Investor’s intended method of distribution) or to undertake any indemnification obligations to RGF or RAC, as applicable, or the underwriters with respect thereto, except as otherwise provided herein.

(b) Each Investor that is participating in any registration hereunder agrees that, upon receipt of any notice from RGF of the happening of any event of the kind described in Section 3(d), such Investor will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 3(d).

(c) It shall be a condition precedent to the obligations of RGF or RAC to take any action pursuant to this Agreement with respect to the Registrable Securities held by any Investor that such Investor shall promptly furnish to RGF or RAC, as applicable, such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. Notwithstanding anything set forth in this Agreement, RGF or RAC, as applicable, shall have no obligation to include Registrable Securities for any Investor that does not provide the information in the preceding sentence.

7. Definitions.

(a) “Registrable Securities” means (i) any Common Stock of RGF, RAC Series A Preferred Stock or Crown Preferred Shares issued or issuable to the Investors in respect of their holdings of RAC Series A Preferred Stock, RGF Warrants, Warrant Shares, the Purchase Rights and the Additional Shares and (ii) common equity securities of RGF, RAC Series A Preferred Stock and Crown Preferred Shares issued or issuable with respect to the Securities referred to in clause (i) above by way of dividend, distribution, split or combination of Securities, or any recapitalization, reclassification, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been sold, transferred, and/or distributed to a third party pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule or exemption then in force), (ii) have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-3 or Form S-4 (or any successor or similar form), or (iii) have been purchased or redeemed by RGF, RAC or Crown Bank. For purposes of this Agreement, an Investor shall be deemed to be a holder of Registrable Securities whenever such Investor has the right to acquire such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(b) “Security”or “Securities” shall have the meaning set forth in Section 2(1) of the Securities Act.

8. Miscellaneous.

(a) No Inconsistent Agreements. None of the Companies is a party to and will not hereafter enter into, any agreement with respect to its securities which is inconsistent with or violates or limits the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Companies shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of stock).

(c) Registration Period. Except as provided otherwise herein, no holder of Registrable Securities shall be entitled to exercise any rights provided herein until on or after the fifth (5th) anniversary of the Closing and this Agreement will terminate on the first to occur of (i) the tenth (10th) anniversary of the Closing or (ii) such time as all Registrable Securities have been registered or are otherwise tradable without restriction or limitation (including, without limitation, notice or volume limitations) pursuant to Rule 144 under the Securities Act.

(d) Remedies. Any party to this Agreement having rights under any provision of this Agreement shall be entitled to exercise all rights and remedies available under this Agreement or at law or in equity, including, without limitation, the right to recover damages caused by reason of any breach of any provision of this Agreement. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach or threatened breach of this Agreement and that without posting any bond or other security the parties have the right to specific performance and to obtain injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any person not a signatory hereto any rights or benefits.

(e) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Companies or the holders of Registrable Securities unless such modification, amendment, or waiver is approved in writing by the Companies and holders of a majority of the Registrable Securities then in existence. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

(f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound the terms hereof. Nothing contained in this Section 8, however, shall be deemed to extend this Agreement beyond the period specified in Section 8(c).

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Additional Investors may be added by executing a counterpart hereof (including by means of telecopied signature pages) and they shall be deemed Investors as of the date hereof. A signature sent by facsimile shall have the same force and effect as an executed original.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and visa versa. The use of the word “including” in this Agreement shall be, in each case, by way of example and without limitation. The use of the words “or,” “either,” and “any” shall not be exclusive. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.

(j) Stock Legend. In addition to any other legend that may appear on the stock certificates evidencing the Registrable Securities, for so long as any Registrable Securities remain, each stock certificate evidencing such Registrable Shares shall contain a legend to the following effect: “THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE OBLIGATIONS AND BENEFITS OF A CERTAIN REGISTRATION AGREEMENT, DATED AS OF MARCH 27, 2006.”

(k) Entire Agreement. This Agreement, together with the Securities Purchase Agreement and the other Operative Documents, are intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement is the Registration Agreement referred to in the Securities Purchase Agreement.

(l) Governing Law. The laws of the State of Florida shall govern all issues and questions concerning the relative rights of the Companies and the Investors. All other issues and questions concerning the construction, validity, interpretation, and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. Any action or proceeding with respect to this Agreement shall be brought exclusively in any state or federal court in the City of Orlando, Florida. Each party hereto hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any suit, action or proceeding brought in a state or federal court in the City of Orlando, in the State of Florida, (b) any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum. The parties waive any right to a jury trial.

(m) Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), sent to the recipient by facsimile, or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands, and other communications shall be sent to each Investor and to RGF and to RAC at the respective addresses indicated on Schedule A hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the other parties.

(n) No Drafting Presumptions. The parties hereto have participated jointly in the negotiation and drafting to this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

R&G Financial Corporation

By:
Name:	Victor J. Galán
Its:	Chairman & Chief Executive Officer

R&G Acquisition Holding Corporation

By:
Name:	Victor J. Galán
Its:	Chairman & Chief Executive Officer

Investor Counterpart Signature Page to

Registration Agreement

[INVESTOR]

By:
Name:
Title: